                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    June 18, 1999
                                                           -------------



                               CROWN VANTAGE INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



Virginia                      1-13868                      54-1752384
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(State or other              (Commission                   (IRS Employer
  jurisdiction
of incorporation)            File Number)               Identification No.)


300 Lakeside Drive, Oakland CA                             94612-3592
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(Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number, including area code    (510) 874-3400
                                                           --------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

See exhibit 99.1 for copy of news release.

Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits

        Exhibit No.                              Description
----------------------------    ------------------------------------------------

            99.1 Crown Vantage common stock was delisted from Nasdaq National Market but will trade on NASD Over-The-Counter Bulletin Board.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CROWN VANTAGE INC.


June 25, 1999                   /s/ Michael J. Hunter
                                -----------------------------------------------
                                               Michael J. Hunter
                                Senior Vice President, Chief Accounting Officer